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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38163 (Commission File Number)	35-2554312 (I.R.S. Employer Identification No.)

500 E. Shore Drive, Suite 120 Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act (17 CFR 240.13(a)-1)

PetIQ, Inc. (the “Company”) hereby amends and supplements the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on January 23, 2018 to include the information required by Item 9.01(a) and Item 9.01(b) on Form 8-K in connection with the acquisition by the Company of Community Veterinary Clinics, LLC d/b/a VIP Petcare (“VIP”) from VIP Petcare Holdings, Inc. (“VIP Holdings”), pursuant to a Unit Purchase Agreement, dated as of January 5, 2018.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited consolidated financial statements of VIP which comprise the consolidated balance sheets as of December 31, 2017, 2016, and 2015, and the related consolidated statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited pro forma combined balance sheet as of December 31, 2017 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 are attached hereto as exhibit 99.2 and incorporated herein by reference.  The unaudited pro forma condensed combined financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of the acquisition and is presented for informational purposes only. The unaudited pro forma condensed combined financial information does not reflect the effects of any anticipated changes to be made to the operations of the combined companies in connection with the acquisitions, including synergies and cost savings and does not include one-time charges expected to result from the transaction. The unaudited pro forma condensed consolidated financial information should not be construed to be indicative of future results of operations or financial position.

(d)	Exhibits:
Exhibit No.	Description
23.1	Consent of BPM LLP
99.1

Audited consolidated financial statements of VIP, which comprise the consolidated balance sheets as of December 31, 2017, 2016, and 2015 and the related consolidated statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements

99.2	Unaudited pro forma combined balance sheet as of December 31, 2017 and unaudited pro forma combined statements of operations for the year ended December 31, 2017 of PetIQ, Inc. and VIP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETQ, INC.
Dated: April 2, 2018	By	/s/ John Newland
	Name:	John Newland
	Title:	Chief Financial Officer